UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 6, 2026 (April 3, 2026)

MURPHY USA INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35914	46-2279221
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

200 Peach Street
El Dorado,	Arkansas		71730-5836
(Address of principal executive offices)			(Zip Code)

(870) 875-7600
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	MUSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 3, 2026, the Board of Directors of Murphy USA Inc. (“Murphy USA” or the “Company”) appointed Donald R. Smith, Jr., the Company’s current Interim Chief Financial Officer and Vice President, Chief Accounting Officer & Treasurer, as Senior Vice President, Chief Financial Officer and Treasurer of the Company, effective April 3, 2026.

Mr. Smith, age 54, has been employed by Murphy USA since its 2013 spin-off from Murphy Oil Corporation, initially serving as Vice President and Controller (and designated as Chief Accounting Officer for reporting purposes). In 2024, Mr. Smith was also named as the Company’s Treasurer, and in October 2025 was also named Interim Chief Financial Officer of the Company. Prior to his service at Murphy USA, Mr. Smith served in progressive roles for over 14 years at KPMG, LLP and departed from KPMG as a Senior Manager in the Audit and Assurance Practice.

In connection with his appointment, Mr. Smith’s annual base salary will be increased to $550,000, his target annual cash bonus opportunity will be increased to 70% of his base salary and his target long-term equity incentive award opportunity will be increased to 125% of his base salary. In addition, Mr. Smith will receive a one-time cash bonus of $45,000, as well as a “top-up” annual equity incentive award for 2026 with a targeted grant date value of $260,000, which will be granted in accordance with the Company’s standard mix of 50% performance stock units, 25% restricted stock units and 25% stock options.

There are no family relationships between Mr. Smith and any officer or director of the Company, or any other arrangement or understanding between Mr. Smith and any other person pursuant to which he was appointed as Chief Financial Officer. Mr. Smith does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Index
Exhibit Number	Description
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY USA INC.

Date:	April 6, 2026	By: /s/ Gregory L. Smith
Gregory L. Smith
Vice President, General Counsel and Corporate Secretary